UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 26, 2011

KAR Auction Services, Inc.

(Exact name of Registrant as specified in its charter)

Delaware	001-34568	20-8744739
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

13085 Hamilton Crossing Boulevard

Carmel, Indiana 46032

(Address of principal executive offices) (Zip Code)

(800) 923-3725

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

Automotive Finance Corporation (“AFC”), a subsidiary of KAR Auction Services, Inc. (the “Company”), sells the majority of its U.S. dollar denominated finance receivables on a revolving basis and without recourse to AFC Funding Corporation (“AFC Funding”), a wholly owned, bankruptcy remote, consolidated, special purpose subsidiary of AFC, established for the purpose of purchasing AFC’s finance receivables. A securitization agreement allows for the revolving sale by AFC Funding to a bank conduit facility of undivided interests in certain eligible finance receivables, subject to committed liquidity. This securitization agreement was amended and restated in April 2011.

On April 26, 2011, AFC and AFC Funding entered into the Fourth Amended and Restated Receivables Purchase Agreement, dated as of April 26, 2011, by and among AFC, AFC Funding, Fairway Finance Company, LLC (“Fairway Finance”), Monterey Funding LLC (“Monterey Funding”), Salisbury Receivables Company LLC (“Salisbury Receivables Company”), Deutsche Bank AG, New York Branch, Barclays Bank plc and BMO Capital Markets Corp. (as amended, the “Receivables Purchase Agreement”), pursuant to which AFC Funding sells an undivided ownership interest in the receivables and related rights it purchases from AFC to Fairway Finance, Monterey Funding and Salisbury Receivables Company (collectively, the “Purchasers”). The Purchasers’ investment in the receivables and related rights, together with a return thereon, is paid from collections of the finance receivables held by AFC Funding.

The finance receivables sold and a cash reserve of 1 or 3 percent of the finance receivables sold serve as security for the obligations to the Purchasers. The amount of the cash reserve depends on circumstances which are set forth in the Receivables Purchase Agreement. After the occurrence of a termination event, as defined in the Receivables Purchase Agreement, the bank conduit facility may, and could, cause the stock of AFC Funding to be transferred to the bank conduit facility, though as a practical matter the bank conduit facility would look to the liquidation of the receivables under the transaction documents as their primary remedy. Termination events, as defined in the Receivables Purchase Agreement, include, among other things, breaches of representations and warranties; failures to perform covenants and other obligations as seller or servicer; violations of financial covenants related to AFC, AFC Funding or the Company (including, among others, limits on the amount of debt AFC can incur, minimum levels of tangible net worth of AFC and AFC Funding and certain financial covenants contained in the Company’s senior secured credit agreement); defaults in payment of other indebtedness of the Company, AFC or AFC Funding; violation of certain covenants related to the performance of the receivables portfolio; the occurrence of a material adverse change in the collectibility of the receivables owned by AFC Funding or the business, operations, property or financial condition of AFC or AFC Funding; certain changes in control of AFC or AFC Funding; and certain bankruptcy events with respect to AFC, AFC Funding or the Company.

The following provides a brief description of the amendments effected by the Receivables Purchase Agreement that are material to the Company. Certain of the provisions described below are subject to an order from the Securities and Exchange Commission granting confidential treatment to certain of the information included in the Receivables Purchase Agreement.

•	An additional Purchaser, Salisbury Receivables Company, became a party to the Receivables Purchase Agreement;

•	The aggregate maximum commitment of the Purchasers was increased from $450 million to $650 million;

•	The Termination Date of the Receivables Purchase Agreement was extended from April 20, 2012 to June 30, 2014;

•	The program fees including the Utilization Fees and Facility Fees were increased;

•	Certain definitions in the Receivables Purchase Agreement related to eligible receivables and concentration limitations related to asset classes and obligors were modified; and

•	Certain of the covenants and termination events in the Receivables Purchase Agreement that are tied to the performance of the finance receivables portfolio were modified.

Certain of the lenders and agents and their respective affiliates have, from time to time, performed, and may in the future perform, various financial advisory and investment banking, commercial banking and other services for the Company and its affiliates, for which they received or will receive customary fees and expenses.

The above description of the amendments effected by the Receivables Purchase Agreement is not complete and is qualified in its entirety by reference to the full text of the Receivables Purchase Agreement, a copy of which will be filed as an exhibit to the Company’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2011.

On April 26, 2011, the Company issued a press release announcing that AFC and AFC Funding had entered into the Receivables Purchase Agreement. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1 of this Current Report on Form 8-K is incorporated by reference in response to this item.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

99.1	Press Release dated April 26, 2011.

Forward-Looking Statements

Certain statements contained in this Report include “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 and which are subject to certain risks, trends and uncertainties. In particular, statements made that are not historical facts may be forward-looking statements. Words such as “should,” “may,” “will,” “anticipates,” “expects,” “intends,” “plans,” “believes,” “seeks,” “estimates,” and similar expressions identify forward-looking statements. Such statements are not guarantees of future performance and are subject to risks and uncertainties that could cause actual results to differ materially from the results projected, expressed or implied by these forward-looking statements. Factors that could cause or contribute to such differences include those matters disclosed in the Company’s Securities and Exchange Commission filings. The Company does not undertake any obligation to update any forward-looking statements.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 26, 2011	KAR Auction Services, Inc.

/s/ Eric M. Loughmiller
Eric M. Loughmiller
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release dated April 26, 2011.